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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                          Date of Report: June 19, 2001


                             WASTE MANAGEMENT, INC.
             (Exact name of registrant as specified in its charter)

                     Delaware                        1-12154                    73-1309529
         (State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer Identification
         incorporation or organization)                                          Number)



             1001 Fannin Street, Suite 4000
                  Houston, Texas                                         77002
         (Address of principal executive offices)                      (Zip Code)


                                 (713) 512-6200
              (Registrant's telephone number, including area code)

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ITEM 5.        OTHER EVENTS.

         Waste Management, Inc. (NYSE: WMI) issued a press release on June 19, 2001 entitled "Waste Management Comments on Arthur Andersen's Settlement with the SEC." The settlement relates to an investigation by the SEC involving the February 1998 restatement of financial statements of Waste Management Holdings, Inc. for the calendar years from 1993 through 1996, which were audited by Arthur Andersen. Waste Management Holdings, Inc. is a wholly-owned subsidiary of the Company that was known as Waste Management, Inc. before its acquisition by the Company in July 1998. As stated in the press release, the Company has cooperated fully with the SEC in the investigation, and does not believe that the SEC will seek any action against the Company in connection with the events detailed in the Arthur Andersen settlement.

         A copy of the full text of the press release dated June 19, 2001 is attached hereto as Exhibit 99.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   EXHIBITS.

         99    A copy of the Press Release dated June 19, 2001 described in
               Item 5 of this Current Report on Form 8-K.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 WASTE MANAGEMENT, INC.



Date: June 19, 2001                              By: /s/ Linda J. Smith
                                                     ---------------------------
                                                         Linda J. Smith
                                                         Assistant Secretary




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                                  EXHIBIT INDEX


         EXHIBIT
         NUMBER                        EXHIBIT DESCRIPTION
         ------                        -------------------

           99 A copy of the Press Release dated June 19, 2001 described in Item 5 of this Current Report on Form 8-K.




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